                                                                   EXHIBIT 10.10

                                LEASE AGREEMENT

                                    between
                    _______________________________________


                    DEVELOPMENT AUTHORITY OF MCDUFFIE COUNTY

                                      and

                      ADVANCE STORES COMPANY, INCORPORATED

                    _______________________________________


                                  relating to

                                  $10,000,000
                    DEVELOPMENT AUTHORITY OF MCDUFFIE COUNTY
                  TAXABLE INDUSTRIAL DEVELOPMENT REVENUE BONDS
          (ADVANCE STORES COMPANY, INCORPORATED PROJECT), SERIES 1997

                    _______________________________________


NOTE: CERTAIN RIGHTS OF THE DEVELOPMENT AUTHORITY OF MCDUFFIE COUNTY UNDER THIS
      LEASE AGREEMENT HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, FIRST UNION NATIONAL BANK, AS TRUSTEE, UNDER A TRUST INDENTURE OF EVEN DATE HEREWITH, AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME. INFORMATION CONCERNING SUCH SECURITY INTEREST MAY BE OBTAINED FROM THE TRUSTEE AT FIRST UNION NATIONAL BANK, RICHMOND, VIRGINIA, ATTENTION:
      CORPORATE TRUST DEPARTMENT.

                    _______________________________________

                          DATED AS OF DECEMBER 1, 1997

                               TABLE OF CONTENTS

                                                                          Page
                                   ARTICLE I

DEFINITIONS AND RULES OF CONSTRUCTION ..................................... 2
     Section 1.1       Definitions ........................................ 2
     Section 1.2       Rules of Construction .............................. 6

                                  ARTICLE II

REPRESENTATIONS ........................................................... 8
     Section 2.1       Representations by the Issuer ...................... 8
     Section 2.2       Representations, Warranties and Covenants
                       by the Company ..................................... 9

                                  ARTICLE III

PERMITS AND APPROVALS; COMPANY CONSENT TO ASSIGNMENT ...................... 12
     Section 3.1       Approvals Required for the Project ................. 12
     Section 3.2       Company Consent to Assignment of Agreement
                       and Execution of Indenture ......................... 12

                                  ARTICLE IV

ISSUANCE OF THE BONDS ..................................................... 13
     Section 4.1       Agreement to Issue the Bonds ....................... 13
     Section 4.2       Disbursements from the Project Fund ................ 13
     Section 4.3       Closeout of the Project Fund ....................... 13
     Section 4.4       Disposition of the Balance in the Project Fund ..... 13
     Section 4.5       Company Required to Pay in Event Project
                       Fund Insufficient .................................. 13
     Section 4.6       No Third Party Beneficiary ......................... 14
     Section 4.7       Construction of Project ............................ 14

                                   ARTICLE V

LEASE PROVISIONS .......................................................... 15
     Section 5.1       Agreement to Lease the Project ..................... 15
     Section 5.2       Rental Payments .................................... 15
     Section 5.3       Security for Payments Under the Lease Agreement .... 16
     Section 5.4       Company's Performance Under Indenture .............. 16

     Section 5.5       No Set-Off ......................................... 16
     Section 5.6       Letter of Credit and Reimbursement Agreement ....... 16
     Section 5.7       Quiet Enjoyment .................................... 16

                                   ARTICLE VI

MAINTENANCE AND MODIFICATIONS; TAXES AND UTILITY
CHARGES; INSURANCE AND EMINENT DOMAIN ..................................... 18
     Section 6.1       Maintenance and Modification of the
                       Project by the Company ............................. 18
     Section 6.2       Taxes and Utility Charges .......................... 18
     Section 6.3       Casualty and Liability Insurance Required .......... 19
     Section 6.4       Advances by the Issuer or the Trustee .............. 19
     Section 6.5       Company to Make Up Deficiency in Insurance Coverage. 19
     Section 6.6       Eminent Domain ..................................... 20
     Section 6.7       Application of Net Proceeds of Insurance and
                       Eminent Domain ..................................... 20
     Section 6.8       Parties to Give Notice ............................. 21
     Section 6.9       No Warranty of Condition or Suitability by Issuer .. 21

                                  ARTICLE VII

SPECIAL COVENANTS ......................................................... 22
     Section 7.1      Access to the Project and Inspection ................ 22
     Section 7.2      Further Assurances and Corrective Instruments ....... 22
     Section 7.3      Recording and Filing; Other Instruments ............. 22
     Section 7.4      Administrative Expenses ............................. 23
     Section 7.5      Indemnity Against Claims ............................ 23
     Section 7.6      Indemnity of Issuer and Trustee ..................... 23
     Section 7.7      Additional Information .............................. 25
     Section 7.8      Default Certificates ................................ 25
     Section 7.9      Observe Laws ........................................ 25

                                  ARTICLE VIII

ASSIGNMENT, LEASING AND SELLING ........................................... 26
     Section 8.1      Assignment of this Lease Agreement or Lease
                      or Sale of the Project by the Company ............... 26
     Section 8.2      Restrictions on Transfer of the Issuer's Rights ..... 26
     Section 8.3      Assignment by the Issuer ............................ 26

                                   ARTICLE IX

EVENTS OF DEFAULT AND REMEDIES ............................................ 27
     Section 9.1      Events of Default Defined ........................... 27
     Section 9.2      Remedies on Default ................................. 28
     Section 9.3      Application of Amounts Realized in Enforcement
                      of Remedies ......................................... 28
     Section 9.4      No Remedy Exclusive ................................. 28
     Section 9.5      Agreement to Pay Attorneys' Fees and Expenses ....... 29
     Section 9.6      Correlative Waivers ................................. 29

                                   ARTICLE X

PREPAYMENTS; OPTIONS ...................................................... 30
     Section 10.1     Optional Prepayments ................................ 30
     Section 10.2     Mandatory Prepayment ................................ 30
     Section 10.3     Other Mandatory Prepayments ......................... 31
     Section 10.4     Conveyance of Project ............................... 31

                                   ARTICLE XI

MISCELLANEOUS ............................................................. 32
     Section 11.1     References to the Bonds Ineffective After Bonds Paid. 32
     Section 11.2     No Implied Waiver ................................... 32
     Section 11.3     Issuer Representative ............................... 32
     Section 11.4     Company Representative .............................. 32
     Section 11.5     Notices ............................................. 32
     Section 11.6     If Payment or Performance Date Is Other Than
                      a Business Day ...................................... 33
     Section 11.7     Binding Effect ...................................... 33
     Section 11.8     Severability   ...................................... 33
     Section 11.9     Amendments, Changes and Modifications ............... 33
     Section 11.10    Execution in Counterparts ........................... 33
     Section 11.11    Applicable Law ...................................... 33
     Section 11.12    No Charge Against McDuffie County Credit ............ 34
     Section 11.13    Issuer Not Liable ................................... 34
     Section 11.14    Expenses ............................................ 34
     Section 11.15    Amounts Remaining with the Trustee .................. 34
     Section 11.16    References to the Credit Facility Issuer, Credit
                      Facility and Credit Facility Trustee ................ 35
     Section 11.17    Net Lease ........................................... 35
     Section 11.18    Term of Lease Agreement ............................. 35

                                LEASE AGREEMENT


     This LEASE AGREEMENT, dated as of December 1, 1997 between the DEVELOPMENT AUTHORITY OF MCDUFFIE COUNTY (the "Issuer"), a public body corporate and politic under the laws of the State of Georgia (the "State"), and ADVANCE STORES COMPANY, INCORPORATED (the "Company"), a Virginia corporation.

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Issuer has been created pursuant to the provisions of an act of the General Assembly of the State of Georgia (O.C.G.A. Section 36-62 et seq.)
                                                                        -- ---
as amended (the "Act") and an activating resolution of the Board of Commissioners of McDuffie County, duly adopted on January 17, 1970, and its directors have been appointed as provided therein and are currently acting in that capacity; and

     WHEREAS, the Issuer has heretofore indicated its willingness to issue industrial development revenue bonds under the Act and to use the proceeds of the sale of the Bonds (hereinafter defined) to finance, in whole or in part, the cost of the acquisition, construction, installation and equipping of an industrial facility to be located in McDuffie County, Georgia; and

     WHEREAS, to obtain funds for such purposes the Issuer will issue and sell its Taxable Industrial Development Revenue Bonds (Advance Stores Company, Incorporated Project), Series 1997 (the "Series 1997 Bonds"), in the aggregate principal amount of $10,000,000 (the "Bonds"), under and pursuant to the Act, to be secured by and contain such terms and provisions as are set forth in that certain Trust Indenture (the "Indenture") dated as of December 1, 1997 among the Issuer, Branch Banking and Trust Company as Credit Facility Trustee (the "Credit Facility Trustee"), and First Union National Bank, Richmond, Virginia, as Trustee (the "Trustee"), and the proceeds from the sale of the Bonds shall be deposited with the Trustee and disbursed in the manner and for the purposes set forth herein and in the Indenture, all as more fully provided herein and therein; and

     NOW, THEREFORE, in consideration of the respective representations and agreements contained herein, the parties hereto, recognizing that under the Act this Lease Agreement shall never constitute an indebtedness or a charge against the general credit of the Issuer, the State of Georgia or any political subdivision thereof within the meaning of any constitutional provision or statutory limitation nor give rise to any pecuniary liability of the Issuer and the Issuer shall not pay or promise to pay any debt or meet any financial obligation to any person at any time in relation to the Project, except from moneys received or to be received under the provisions of this Lease Agreement and from the Credit Facility Issuer under a Credit Facility (each as hereinafter defined) or derived from the exercise of the rights of the Issuer thereunder, agree as follows:

                                 ARTICLE I
                     DEFINITIONS AND RULES OF CONSTRUCTION

     SECTION 1.1 DEFINITIONS. In addition to words and terms elsewhere defined in this Lease Agreement or in the Indenture, the following words and terms shall have the following meanings:

     "Act" shall mean Section 36-62 et seq., as amended, Official Code of
                                     -- ----
Georgia Annotated, and other applicable provisions of applicable law.

     "Administrative Expenses" shall mean the amounts payable pursuant to
Section 7.8 hereof by the Company to or for the account of the Issuer to provide for payment of the costs and expenses incurred by the Issuer.

     "Bank" shall initially mean First Union National Bank as issuer of the Credit Facility.

     "Bond" or "Bonds" shall mean the Series 1997 Bonds, authorized to be issued pursuant to the Indenture, including such Bonds issued in replacement for mutilated, destroyed, lost or stolen Bonds pursuant to Section 2.10 of the Indenture, and any amendments and supplements thereto, and any renewals and extensions thereof, permitted by the Indenture.

     "Bond Documents" shall mean collectively the Indenture, the Bonds, this Lease Agreement, the Letter of Credit Documents, the Tender Agency Agreement and the Remarketing Agreement.

     "Bond Resolution" shall mean collectively the resolutions adopted by the Issuer on December 15, 1997, authorizing, among other things, the execution and delivery of the Issuer Documents to be signed by the Issuer and the issuance of the Bonds by the Issuer.

     "Business Day" means a day on which (a) banks located in each of the cities in which the principal office of the Trustee, the Credit Facility Trustee, the Credit Facility Issuer and the Remarketing Agent is located are not required or authorized by law or executive order to close for business, and (b) The New York Stock Exchange is not closed.

     "Closing Date" means the date of the issuance and delivery of the Bonds.

     "Company" shall mean Advance Stores Company, Incorporated, a Virginia corporation, and its successors or assigns and any surviving, resulting or transferee partnership or other entity.

     "Company Representative" shall mean any one of the persons at the time designated to act on behalf of the Company by written certificate furnished to the Trustee and the Credit Facility Trustee containing the specimen signatures of such persons.

     "Completion Date" shall mean the date of completion of the Project, as that date shall be certified as provided in Section 4.3 hereof.

     "Construction," when used in connection with the Project, shall mean, without limitation, the construction, installation, equipping and improving of the Project.

     "Costs of the Project" shall mean all costs and allowances for the acquisition, equipping and renovation of the Project which are permitted under the Act and which include, but are not limited to, all capital costs of the Project, including the following:

          (i) the acquisition, expansion and improving of the Project, including the acquisition of all machinery and equipment;

          (ii) preparation of the plans and specifications for the Project (including any preliminary study or plan of the Project or any aspect thereof), any labor, services, materials and supplies used or furnished in the Construction of the Project, the construction and installation necessary to provide utility services or other services and all real and tangible personal property deemed necessary by the Company in connection with the Project;

          (iii) the fees for architectural, engineering, supervisory and consulting services in connection with Construction of the Project;

          (iv) to the extent they shall not be paid by a contractor, the premiums of all insurance and surety and performance bonds required to be maintained in connection with the Construction of the Project;

          (v) any fees and expenses incurred in connection with construction, perfection and protection of title to the Project;

          (vi) interest prior to and during the period until completion of construction of the Project; and

          (vii) any administrative or other fees charged by the Issuer or reimbursement thereof of expenses, in connection with the Project to the completion of construction of the Project.

     "Counsel" shall mean an attorney or firm of attorneys acceptable to the Trustee, and may, but need not, be counsel to the Issuer or the Company.

      "Credit Facility" shall mean the Letter of Credit or any Alternate Credit Facility delivered to the Trustee pursuant to Section 6.3 of the Indenture.

      "Credit Facility Issuer" shall mean the Bank with respect to the Letter of Credit and the institution issuing any Alternate Credit Facility.

      "Credit Facility Trustee" shall mean Branch Banking and Trust Company, Wilson, North Carolina.

      "Eminent Domain" shall mean the taking of title to, or the temporary use of, the Project or any part thereof pursuant to eminent domain or condemnation proceedings, or any voluntary conveyance of any part of the Project during the pendency of, or as a result of a threat of, such proceedings.

      "Event of Default" or "Default" shall have the meaning set forth in
Section 9.1 hereof.

      "Financing Statements" means any and all financing statements (including continuation statements) filed for record from time to time to perfect the security interests created or assigned pursuant to the Bond Documents.

      "Indenture" shall mean the Trust Indenture of even date herewith by and among the Issuer, the Credit Facility Trustee and the Trustee, together with any amendments or supplements thereof permitted thereby.

      "Issuer" shall mean the Development Authority of McDuffie County and its successors and assigns.

      "Issuer Documents" shall mean collectively the Indenture, the Placement Agent Agreement and this Lease Agreement.

      "Issuer Representative" shall mean any one of the persons at the time designated to act on behalf of the Issuer by written certificate furnished to the Company, the Trustee and the Credit Facility Trustee containing the specimen signatures of such persons and signed on behalf of the Issuer by the Chairman.

      "Letter of Credit" shall mean the irrevocable direct pay letter of credit dated December 31, 1997 in the amount of $10,201,370 issued by the Bank, with an initial term of three (3) years, subject to any extensions thereof.

      "Letter of Credit Documents" shall mean the Letter of Credit, the Reimbursement Agreement, and the Pledge Agreement.

      "Lease Agreement" shall mean this Lease Agreement and any amendments and supplements thereto permitted by the Indenture.

      "Net Proceeds," when used with respect to (i) any insurance proceeds or
(ii) any award resulting from, or other amount received in connection with, Eminent Domain, means the gross proceeds from such proceeds, award or other amount, less all expenses (including attorneys' fees) incurred in the realization thereof.

      "Overdue Rate" shall mean the Prime Rate, or the maximum contract rate permitted by law, whichever is lower.

      "Payment of the Bonds" shall mean payment of (i) the principal of and interest on the Bonds in accordance with their terms whether through payment at maturity, upon acceleration or prepayment, (ii) all amounts due as Administrative Expenses or otherwise, and (iii) any and all other liabilities and obligations arising under the Indenture and this Lease Agreement; in any case, payment in such a manner that all such amounts due and owing with respect to the Bonds shall have been paid.

      "Placement Agent" shall mean the securities dealer, bank or trust company which is designated by the Company with the consent of the Credit Facility Issuer, which will use its best efforts to arrange for the initial placement of the Bonds and which will agree to establish the Preliminary Fixed Rate and to use its best efforts to arrange for the sale of Tendered Bonds on the Conversion Date, all as more particularly described in Section 2.2(e) of the Indenture.

      "Placement Agent Agreement" shall mean that certain letter agreement dated the date of issuance of the Bonds among the Issuer the Company and Placement Agent for the initial placement of the Bonds.

      "Pledge Agreement" shall mean the Pledge Agreement of even date herewith by the Company to the Bank, and any amendments or supplements thereof.

      "Prime Rate", prior to the Conversion Date, shall mean that rate of interest per annum announced by First Union National Bank at its principal office in Charlotte, North Carolina, from time to time to be its "prime rate", and after the Conversion Date shall mean the interest rate published in the "Money Rate" table of The Wall Street Journal as such rate (or if a range of rates is published, then the highest rate in such range). In the event that The Wall Street Journal shall abolish or abandon the practice of publishing a "prime rate", or should the same become unascertainable, the Trustee shall designate a comparable reference rate which shall be deemed to be the Prime Rate for purposes hereof.

      "Project" shall mean the financing, in whole or in part, of the acquisition, construction, installation and equipping of an industrial facility on approximately 49 acres of land located in McDuffie, Georgia and all related real and personal property thereto, as more fully set forth on Exhibit B hereto.

      "Project Fund" shall mean the trust fund so designated which is established pursuant to Section 4.1 of the Indenture.

      "Reimbursement Agreement" shall mean the Letter of Credit and Reimbursement Agreement, of even date herewith, by and between the Company and the Bank, and any supplements or amendments thereto.

      "Remarketing Agent" shall mean First Union National Bank, Charlotte, North Carolina and its successors as provided in Section 12.1 of the Indenture.

      "Remarketing Agreement" shall mean the Remarketing Agreement of even date herewith between the Company and the Remarketing Agent.

      "Security Interest" or "security interests" shall refer to the security interests created in the Indenture.

      "Series 1997 Bonds" shall mean the Development Authority of McDuffie County Taxable Industrial Development Revenue Bonds (Advance Stores Company, Incorporated Project), Series 1997, issued by the Issuer under this Indenture.

      "State" shall mean the State of Georgia.

      "Tender Agency Agreement" means the Tender Agency Agreement of even date herewith among the Company, the Trustee and the Tender Agent, and any amendments or supplements thereof.

      "Term of Lease Agreement" means the duration of the usufruct or leasehold interest created hereby as specified in Section 11.18 hereof.

      "Trustee" shall mean the banking institution at the time serving as Trustee under the Indenture.

      SECTION 1.2  RULES OF CONSTRUCTION.

      1. Words of masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders, and words of the neuter gender shall be deemed and construed to include correlative words of the masculine and feminine genders.

      2. The table of contents, captions and headings in this Lease Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions or Sections of this Lease Agreement.

      3. All references herein to particular Articles or Sections are references to Articles or Sections of this Lease Agreement unless some other reference is established.

      4. All references herein to the Company shall be deemed to refer to each of the Persons if more than one are described by such term. Obligation, duty or liability of the Company shall be a joint and several agreement, obligation, duty or liability of each of the Persons so described by such term.

      5. Any terms not defined herein but defined in any of the other Bond Documents shall have the same meaning herein.

                                  ARTICLE II
                                REPRESENTATIONS


      SECTION 2.1 REPRESENTATIONS BY THE ISSUER. The Issuer represents, warrants and agrees as follows:

      (a) The Issuer is a public body corporate and politic under the laws of the State of Georgia.

      (b) Under the provisions of the Act, the Issuer is duly authorized to enter into, execute and deliver or, if appropriate, accept the Issuer Documents, to issue and deliver the Bonds, to undertake the transactions contemplated by the Issuer Documents and the Bonds and to carry out its obligations hereunder and thereunder.

      (c) The Issuer proposes to issue the Bonds in the aggregate principal amount of $10,000,000 to finance, in whole or in part, the acquisition, construction, installation and equipping of the Project.

      (d) By the Bond Resolution, the Issuer has duly authorized the execution, delivery and performance or, if appropriate, acceptance of the Issuer Documents, including the borrowing under and the issuance and performance of the Bonds.

      (e) The Bonds will be issued under and pursuant to the Indenture and will mature, bear interest, and have the other terms and provisions set forth or provided for in the Indenture.

      (f) To the best of its knowledge, no event has occurred and no condition exists with respect to the Issuer which would constitute an "event of default" as defined in this Lease Agreement or the Indenture or which, with the lapse of time or with the giving of notice or both, would become an "event of default" under this Lease Agreement or the Indenture.

      (g) Neither this Lease Agreement nor any of the Pledged Revenues have been pledged or hypothecated in any manner or for any purpose other than as provided in the Indenture as security for the payment of the Bonds. The Bonds constitute the only bonds or other obligations of the Issuer in any manner payable from the revenues to be derived from this Lease Agreement, and except for the Bonds, no bonds or other obligations have been or will be issued on the basis of this Lease Agreement.

      (h) No member of the Issuer voting on this financing has any interest whatsoever in the Company or in the transactions contemplated by this Lease Agreement.

      (i) The Issuer will not enter into any agreement or instrument which might in any way prevent or materially impair its ability to perform its obligations under the Bond Documents.

      (j) So long as any Bonds shall remain unpaid, the Issuer will, upon request of the Trustee or the Credit Facility Trustee and provided it shall be furnished with sufficient funds to pay all costs and expenses (including attorney's fees) reasonably incurred by it as such costs and expenses accrue:

            (i) take all action and do all things which it is authorized by law to take and do in order to perform and observe all covenants and agreements on its part to be performed and observed under the Bond Documents; and

            (ii) execute, acknowledge, where appropriate, and deliver from time to time promptly at the request of the Trustee or the Credit Facility Trustee all such instruments and documents as in the opinion of the Trustee or the Credit Facility Trustee are necessary or desirable to carry out the intent and purpose of the Bonds Documents or any of them.

      (k) So long as any Bonds shall remain unpaid, the Issuer will not, without the written consent of the Trustee and the Credit Facility Trustee:

            (i) take any action which, directly or indirectly, adversely affects its existence or status as a public body, corporate and politic under the laws of the State; or

            (ii) pledge any interest in this Lease Agreement, or the amounts to be derived herefrom, other than as contemplated by the Indenture.

      SECTION 2.2 REPRESENTATIONS, WARRANTIES AND COVENANTS BY THE COMPANY. The Company represents, warrants and covenants and agrees as follows:

      (a) The Company is a corporation duly organized and validly existing under the laws of the State of Virginia. The Company is not in violation of any provision of its Articles of Incorporation, as amended, has the corporate power to enter into and perform this Agreement, and has duly authorized by proper corporate action the execution and delivery of this Agreement, and is qualified to do business and is in good standing under the laws of the State.

      (b) Neither the execution and delivery of this Lease Agreement, the Remarketing Agreement, the Tender Agency Agreement or the Pledge Agreement, nor the consummation of the transactions contemplated hereby and thereby, nor the fulfillment of or compliance with the terms and conditions hereof or thereof (i) conflicts with or results in a breach of the articles of incorporation or the bylaws of the Company or constitutes a default under the articles or bylaws of the Company, (ii) materially conflicts with or results in a material breach of the terms, conditions, or provisions of any agreement or instrument to which the Company is now a party or by which the Company is bound, or constitutes a material default under any of the foregoing, or (iii) results in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of the property or assets of the Company other than as expressly contemplated by the terms of any such instrument or agreement.

      (e) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, known to be pending or threatened against or affecting the Company or any of its officers, nor to the best knowledge of the Company is there any basis therefor wherein an unfavorable decision, ruling, or finding would materially adversely affect the transactions contemplated by this Lease Agreement or which would adversely affect, in any way, the validity or enforceability of the Bonds, this Lease Agreement, the Pledge Agreement, the Tender Agency Agreement, the Remarketing Agreement, or any agreement or instrument to which the Company is a party, used or contemplated for use in the consummation of the transactions contemplated hereby.

      (f) The Project is of the type authorized and permitted by the Act.

      (g) The Company will use due diligence to cause the Project to be operated in accordance with the laws, rulings, regulations and ordinances of the State and the departments, agencies and political subdivisions thereof. The Company has obtained or will cause to be obtained all requisite approvals of the State and of other federal, state, regional and local governmental bodies for the construction and equipping of the Project.

      (h) The Company will keep all taxes and assessments against the Project fully paid before the same become delinquent.

      (i) The Company will fully and faithfully perform all the duties and obligations which the Issuer has covenanted and agreed in the Indenture to cause the Company to perform, any duties and obligations which the Company is required in the Indenture to perform and any delegable or assignable duties and obligations which the Issuer is required in the Indenture to perform. The foregoing shall not apply to any duty or undertaking of the Issuer which by its nature cannot be delegated or assigned.

      (j) As of the date of execution and delivery of this Lease Agreement, there exists no Event of Default or any condition or event which would constitute, or with the passage of time or the giving of notice, or both, would constitute an Event of Default hereunder.

      (k) The Company shall promptly provide written notice to the Issuer, the Trustee and the Credit Facility Trustee if the Company becomes aware of an Event of Default as such term is used in Section 9.1 hereof.

      All of the above representations, warranties, covenants and agreements shall survive the execution of this Lease Agreement.

                                  ARTICLE III
             PERMITS AND APPROVALS; COMPANY CONSENT TO ASSIGNMENT

      SECTION 3.1 APPROVALS REQUIRED FOR THE PROJECT. The Company has obtained or caused to be obtained all necessary material permits and approvals for the operation and maintenance of the Project and has complied and will continue to comply in all material respects with all lawful requirements of any governmental body regarding the use or condition of the Project. The Company may, however, contest any such requirement by an appropriate proceeding diligently prosecuted.

      SECTION 3.2 COMPANY CONSENT TO ASSIGNMENT OF AGREEMENT AND EXECUTION OF INDENTURE. The Company understands that the Issuer, as security for the payment of the principal of, and the interest on, the Bonds, will assign and pledge to, and create a security interest in favor of, the Trustee and the Credit Facility Trustee pursuant to the Indenture certain of its rights, title and interest in and to this Lease Agreement including all Pledged Revenues, reserving, however, its rights (a) pursuant to this Lease Agreement providing that notices, approvals, consents, requests and other communications be given to the Issuer,
(b) to reimbursement and payment of costs and expenses under this Lease Agreement, and (c) to indemnification and to exemption from liability, both individual and corporate, under this Lease Agreement, and the Company hereby agrees and consents to such assignment and pledge. The Company acknowledges that it has received a copy of the Indenture and consents to the execution of the same by the Issuer.

                                  ARTICLE IV
                             ISSUANCE OF THE BONDS

      SECTION 4.1 AGREEMENT TO ISSUE THE BONDS. To provide funds to finance the acquisition, construction and improving of the Project, the Issuer agrees that it will authorize, sell, issue and deliver the Bonds in the aggregate principal amount of $10,000,000 in the manner set forth in the Indenture and cause the proceeds of the Bonds to be applied as provided in the Indenture.

      SECTION 4.2 DISBURSEMENTS FROM THE PROJECT FUND. The Issuer has, in the Indenture, authorized and directed the Trustee to make disbursements from the Project Fund in accordance with the terms of this Lease Agreement including refinancing any loan as more fully set forth in the Indenture.

      SECTION 4.3 CLOSEOUT OF THE PROJECT FUND. The Completion Date for the Project shall be promptly established and evidenced to the Trustee and shall be the date on which the Company Representative delivers to the Trustee a certificate stating that, except for amounts retained by the Trustee at the Company's direction for any Cost of the Project not then due and payable, the Construction of the Project has been completed substantially in accordance with the plans and specifications, if any, and all costs and expenses incurred in connection therewith have been paid. Notwithstanding the foregoing, such certificate may state that it is given without prejudice to any rights against third parties that exist at the date of such certificate or that may subsequently come into being.

      SECTION 4.4  DISPOSITION OF THE BALANCE IN THE PROJECT FUND. Pursuant to
Section 4.7 of the Indenture, as soon as practicable after, and in any event within sixty (60) days from, the Trustee's receipt of the certificate mentioned in Section 4.3 hereof, all amounts remaining in the Project Fund, including any unliquidated investments made with money theretofore deposited in the Project Fund, except for amounts to be retained in the Project Fund for any Cost of the Project not then due and payable as provided in Section 4.3 hereof, shall be transferred by the Trustee to the Bond Fund and shall be applied immediately as set forth in the written direction of the Company as described in subsections
(a) through (c) of Section 4.7 of the Indenture.

      SECTION 4.5 COMPANY REQUIRED TO PAY IN EVENT PROJECT FUND INSUFFICIENT. In the event the moneys in the Project Fund available for the Project are not sufficient for the Project, the Company agrees to provide such funds and to pay the amount in excess of the moneys available therefor in the Project Fund. The Issuer does not make any warranty, either express or implied, that the moneys paid into the Project Fund will be sufficient for such purpose. The Company agrees that if after exhaustion of the moneys in the Project Fund, the Company should pay any amount to finance the construction and equipping of the Project pursuant to the provisions of this Section, the Company shall not be entitled to any reimbursement therefor from the Issuer, the Trustee or the Bondholders, nor shall the Company be entitled to any diminution of the amounts payable under
Section 5.2 hereof.

      SECTION 4.6 NO THIRD PARTY BENEFICIARY. It is specifically agreed between the parties executing this Lease Agreement that it is not intended by any of the provisions of any part of this Lease Agreement to create in the public or any member thereof, other than as may be expressly provided herein or as contemplated in the Indenture, a third party beneficiary hereunder, or to authorize anyone not a party to this Lease Agreement to maintain a suit for personal injuries or property damage pursuant to the terms or provisions of this Lease Agreement. The duties, obligations, and responsibilities of the parties to this Lease Agreement with respect to third parties shall remain as imposed by law.

      SECTION 4.7 CONSTRUCTION OF PROJECT. The Issuer shall have a building constructed at the Project according to the requirements and specifications of the Company.

                                   ARTICLE V
                               LEASE PROVISIONS

      SECTION 5.1 AGREEMENT TO LEASE THE PROJECT. The Issuer hereby demises and leases to the Company and the Company hereby leases from the Issuer, for and during the Term of Lease Agreement, the Project.

      SECTION 5.2  RENTAL PAYMENTS.

      (a) One day prior to the first Business Day of each month beginning on the first Business Day of February, 1998, and in each year thereafter until payment in full of the Bonds, the Company shall pay or cause to be paid to the Trustee for the account of the Issuer as rent a sum equal to the amount payable on each such date as principal of (whether at maturity or upon redemption prior to maturity) and interest on the Bonds, as provided in the Indenture. Each rental payment under this Section shall be sufficient to pay the total amount of principal (whether at maturity or upon redemption prior to maturity) and interest payable on such payment date, and if at any payment date the balance in the Bond Fund is insufficient to make required payments of principal and interest on such date, the Company shall forthwith pay any such deficiency.
Such payments may be applied by the Trustee to reimburse the Credit Facility Issuer if funds for such payment or redemption are obtained or are to be obtained pursuant to a draw under the Credit Facility. On or by the third Business Day before the first Business Day of each month the Company's payment has not been received, the Issuer hereby directs the Trustee, in accordance with
Section 5.2(d) of the Indenture, to give telephonic and written notice to the Company of the upcoming rental payment date.

      Anything herein to the contrary notwithstanding, any amount at any time held by the Trustee in the Bond Fund shall be credited against the next succeeding rental payment and such credit shall reduce the payment to be then made by the Company; and further, if the amount held by the Trustee in the Bond Fund should be sufficient to pay at the times required the principal of and interest on all Bonds then remaining unpaid, the Company shall not be obligated to make any further rental payments under the provisions of this Section.

      (b) As additional rent, the Company agrees to pay to the Trustee and the Credit Facility Trustee until the Bonds are paid in full, (i) an amount equal to the aggregate annual fee of the Trustee and the Credit Facility Trustee which is $3,500 for the ordinary services of the Trustee rendered and its ordinary expenses incurred under the Indenture, (ii) the reasonable fees and charges of the Trustee and any other paying agent for acting as paying agent and as Bond Registrar as and when the same become due, and (iii) the reasonable fees and charges of the Trustee for extraordinary services rendered by it and extraordinary expenses incurred by it under the Indenture, as and when the same become due.

      If the Company should fail to make any of the payments required in this paragraph, the item or installment so in default shall continue as an obligation of the Company until the same shall have been fully paid, and the Company agrees to pay the same with interest thereon, to the extent legally enforceable, at the Overdue Rate until paid.

      SECTION 5.3 SECURITY FOR PAYMENTS UNDER THE LEASE AGREEMENT. It is understood and agreed that payments required to be made to the Issuer under this Lease Agreement are assigned and pledged to the Credit Facility Trustee and the Trustee under the Indenture. The Company hereby assents to such assignment and pledge. The Company further agrees that (i) all payments under this Lease Agreement shall be paid directly to the Trustee for the account of the Issuer and shall be deposited in the Bond Fund; and (ii) all payments required to be made as provided in Section 5.2(b) hereof shall be paid directly to the Trustee for its own use or for payment to the Credit Facility Trustee, or any paying agents or Counsel.

      SECTION 5.4 COMPANY'S PERFORMANCE UNDER INDENTURE. The Company agrees, for the benefit of the holders from time to time of the Bonds, to do and perform all acts and things contemplated in the Indenture to be done or performed by it.

      SECTION 5.5 NO SET-OFF. The obligation of the Company to make the payments required by this Lease Agreement shall be absolute and unconditional. The Company will pay without abatement, diminution or deduction (whether for taxes or otherwise) all such amounts regardless of any cause or circumstance whatsoever including, without limitation, any defense, set-off, recoupment or counterclaim that the Company may have or assert against the Issuer, the Trustee, the Credit Facility Trustee, any Bondholder or any other person. The provisions of this Section 5.5, however, are subject to the provisions of the last paragraph of Section 5.2.

      SECTION 5.6 LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT. As a further condition to the Issuer's financing the Project hereunder, the Company shall:

      (a) cause the Letter of Credit to be issued and delivered to the Credit Facility Trustee as security for the Bonds and until the Conversion Date, cause a Credit Facility meeting the requirements of Section 6.3 of the Indenture to be maintained with the Credit Facility Trustee; and

      (b) enter into the Reimbursement Agreement with the Bank in form and substance satisfactory to the Bank and execute and deliver the other Letter of Credit Documents required by the Bank.

      SECTION 5.7 QUIET ENJOYMENT. The Issuer warrants and agrees that it will defend the Company in the quiet enjoyment and peaceable possession of the Project, free from all claims of all persons claiming by, through or under the Issuer, throughout the Term of Lease Agreement, so long as the Company shall perform the agreements to be performed by it hereunder, or so long as the period for remedying any failure in such performance shall not have expired.

                                  ARTICLE VI
               MAINTENANCE AND MODIFICATIONS; TAXES AND UTILITY
                     CHARGES; INSURANCE AND EMINENT DOMAIN

      SECTION 6.1  MAINTENANCE AND MODIFICATION OF THE PROJECT BY THE COMPANY.

      (a) The Company agrees that, until Payment of the Bonds shall be made, it will at its own expense, (1) keep the Project or cause the Project to be kept in as reasonably safe condition as its operations shall permit, (2) make or cause to be made from time to time all necessary repairs thereto and renewals and replacements thereof and otherwise keep the Project in good repair and in good operating condition, and (3) not permit or suffer others to commit a nuisance on or about the Project. The Company shall pay or cause to be paid all costs and expenses of operation and maintenance of the Project.

      (b) The Company may, at its own expense, make from time to time any additions, modifications or improvements to the Project that it may deem desirable for its business purposes and that do not materially impair the effective use or decrease the value of the Project.

      SECTION 6.2  TAXES AND UTILITY CHARGES.

      (a) The Company shall pay as the same respectively become due, (i) all taxes, assessments, levies, claims and charges of any kind whatsoever that may at any time be lawfully assessed or levied against or with respect to the Project (including, without limiting the generality of the foregoing, any tax upon or with respect to the income or profits of the Issuer from the Project and that, if not paid, would become a charge on the payments to be made under this Lease Agreement prior to or on a parity with the charge thereon created by the Indenture and including ad valorem, sales and excise taxes, assessments and charges upon the Company's interest in the Project), (2) all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Project and (3) all assessments and charges lawfully made by any governmental body for public improvements that may be secured by a lien on any portion of the Project.

      (b) The Company may, at its expense, contest in good faith any such levy, tax, assessment, claim or other charge, but the Company may permit the items so contested to remain undischarged and unsatisfied during the period of such contest and any appeal therefrom only if the Company shall notify the Issuer and the Trustee that in the opinion of Counsel, by non-payment of any such items, the rights of the Trustee with respect to this Loan Agreement created by the assignment under the Indenture, as to the rights assigned under this Lease Agreement or any part of the payments to be made under this Lease Agreement will not be materially endangered, nor will the Project or any part thereof be subject to loss or forfeiture. If the Company is unable to deliver such an opinion of Counsel, the Company shall promptly pay or bond and cause to be satisfied or discharged all such unpaid items or furnish, at the expense of the Company, indemnity satisfactory to the Trustee; but provided further, that any tax, assessment, charge, levy or claim shall be paid forthwith upon the commencement of proceedings to foreclose any lien securing the same. The Issuer, the Credit Facility Trustee and the Trustee, at the expense of the Company, will cooperate fully in any such permitted contest.

      (c) If the Company shall fail to pay any of the items required to be paid by it pursuant to (a) above, the Issuer or the Trustee may (but shall be under no obligation to) pay the same, and any amounts so advanced therefor by the Issuer or the Trustee shall become an additional obligation of the Company to the one making the advancement which amounts, together with interest thereon at the Overdue Rate, from the date of payment, the Company agrees to pay on demand therefor.

      (d) The Company shall furnish the Issuer and the Trustee, upon request, with proof of payment of any taxes, governmental charges, utility charges, insurance premiums or other charges required to be paid by the Company under this Lease Agreement.

      SECTION 6.3 CASUALTY AND LIABILITY INSURANCE REQUIRED. Until Payment of the Bonds shall be made, the Company will keep the Project properly and continuously insured against such risks as are customarily insured against by businesses of like size and type engaged in the same or similar operations including, without limiting the generality of the foregoing, all insurance required under the Reimbursement Agreement.

      SECTION 6.4 ADVANCES BY THE ISSUER OR THE TRUSTEE. In the event the Company shall fail to maintain, or cause to be maintained, the full insurance coverage required by this Lease Agreement or shall fail to keep or cause to be kept the Project in good repair and good operating condition, the Issuer or the Trustee may (but shall be under no obligation to), after ten (10) days written notice to the Company, contract for the required policies of insurance and pay the premiums on the same or make any required repairs, renewals and replacements; and the Company agrees to reimburse the Issuer and the Trustee to the extent of the amounts so advanced by them or any of them with interest thereon at the Overdue Rate, from the date of advance to the date of reimbursement. Any amounts so advanced by the Issuer or the Trustee shall become an additional obligation of the Company, shall be payable on demand, and shall be deemed a part of the obligation of the Company.

      SECTION 6.5 COMPANY TO MAKE UP DEFICIENCY IN INSURANCE COVERAGE. The Company agrees that to the extent that it shall not carry insurance required by
Section 6.3 hereof, it shall pay promptly to the Trustee for application in accordance with the provisions of Section 6.7 hereof, such amount as would have been received as Net Proceeds by the Trustee under the provisions of Section 6.7 hereof had such insurance been carried to the extent required.

      SECTION 6.6 EMINENT DOMAIN. Unless the Company shall have prepaid its obligations pursuant to the provisions of Article 10 hereof, in the event that title to, or the temporary use of, the Project or any part thereof shall be taken by Eminent Domain, the Company shall be obligated to continue to make the payments required to be made pursuant to this Lease Agreement and the Net Proceeds received as a result of such Eminent Domain shall be applied as provided in Section 6.7(b) hereof.

      SECTION 6.7  APPLICATION OF NET PROCEEDS OF INSURANCE AND EMINENT DOMAIN.

      (a) The Net Proceeds of the insurance carried pursuant to the provisions of Section 6.3 hereof shall be applied by the Company toward extinguishment of the defect or claim or satisfaction of the liability with respect to which such insurance proceeds may be paid.

      (b) The Net Proceeds of the insurance carried with respect to the Project pursuant to the provisions of Section 6.3 hereof, and the Net Proceeds resulting from Eminent Domain shall be paid to the Trustee and applied as follows:

            (1) If the amount of the Net Proceeds does not exceed $50,000, the Net Proceeds shall be paid to the Company and shall be applied to any repair, replacement, renewal or improvement of the Project, if any, as the Company deems necessary.

            (2) If the amount of the Net Proceeds exceeds $50,000, the Net Proceeds shall be paid to and held by the Trustee as a special trust fund and invested in accordance with Section 6.2 of the Indenture and the provisions of Article 11 hereof pending receipt of written instructions from the Company. At the option of the Company, to be exercised within the period of ninety (90) days from the receipt by the Trustee of such Net Proceeds, the Company shall advise the Trustee that (A) the Company will use the Net Proceeds for the repair, replacement, renewal or improvement of the Project (such funds to be delivered by the Trustee to the Company), or (B) the Net Proceeds shall be applied to the prepayment of the Bonds as provided in Article 10 hereof. If the Company does not advise the Trustee within said period of ninety (90) days that it elects to proceed under clause (A) to use such Net Proceeds for the repair, replacement, renewal or improvement of the Project, such Net Proceeds shall be applied to the prepayment of the Bonds pursuant to Article 10 hereof. Any prepayment pursuant to the preceding sentence shall be effected on the next Interest Payment Date not less than thirty (30) days after the expiration of said period of ninety (90) days without an election by the Company.

      (c) The Company agrees that if it shall elect to use the moneys paid to the Trustee pursuant to subsection (b)(2) of this Section 6.7 for the repair, replacement, renewal or improvement of the Project, it will restore the Project, or cause the same to be done, to a condition substantially equivalent to its condition prior to the occurrence of the event to which the Net Proceeds were attributable. To the extent that the Net Proceeds are not sufficient to restore or replace the Project, the Company shall use its own funds to complete the restoration or replacement of the Project. Prior to the commencement of such work, the Trustee may require the Company to furnish a completion bond, escrow deposit or other satisfactory evidence of the Company's ability to pay or provide for the payment of any estimated costs in excess of the amount of the Net Proceeds. Any balance remaining after any such application of such Net Proceeds shall be paid to the Company. The Company shall be entitled to the Net Proceeds of any insurance or resulting from Eminent Domain relating to property of the Company not included in the Project and not providing security for this Lease Agreement.

      SECTION 6.8 PARTIES TO GIVE NOTICE. In case of any material damage to or destruction of all or any part of the Project, the Company shall give prompt notice thereof to the Issuer, the Credit Facility Issuer and the Trustee. In case of a taking or proposed taking of all or any part of the Project or any right therein by Eminent Domain, the Company shall give prompt notice thereof to the Issuer, the Credit Facility Issuer and the Trustee. Each such notice shall describe generally the nature and extent of such damage, destruction, taking, loss, proceeding or negotiations.

      SECTION 6.9 NO WARRANTY OF CONDITION OR SUITABILITY BY ISSUER. THE ISSUER MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE PROJECT OR THE CONDITION THEREOF, OR THAT THE PROJECT WILL BE SUITABLE FOR THE PURPOSES OR NEEDS OF THE COMPANY. THE ISSUER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, THAT THE COMPANY WILL HAVE QUIET AND PEACEFUL POSSESSION OF THE PROJECT. THE ISSUER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE MERCHANTABILITY, CONDITION OR WORKMANSHIP OF ANY PART OF THE PROJECT OR ITS SUITABILITY FOR THE COMPANY'S PURPOSES.

                                  ARTICLE VII
                               SPECIAL COVENANTS

      SECTION 7.1 ACCESS TO THE PROJECT AND INSPECTION. The Credit Facility Issuer, the Trustee and the Issuer shall have the right, at all reasonable times upon the furnishing of reasonable notice to the Company under the circumstances, to enter upon the Project site and to examine and inspect the Project. The Trustee, the Credit Facility Issuer, the Issuer and their duly authorized agents shall also have such right of access to the Project as may be reasonably necessary for its proper maintenance, in the event of failure by the Company to perform its obligations relating to maintenance under this Lease Agreement. The Company hereby covenants to execute, acknowledge and deliver all such further documents, and do all such other acts and things as may be reasonably necessary to grant to the Credit Facility Issuer, the Trustee and the Issuer such right of entry. The Credit Facility Issuer, the Trustee and the Issuer shall also be permitted, at all reasonable times, to examine the books and records of the Company with respect to obligations of the Company hereunder, but neither shall be entitled to access to trade secrets or other proprietary information (other than financial information) of the Company. All information obtained in any such examination shall be kept confidential and shall not be disclosed except in connection with any proceedings to enforce the Company's obligations hereunder.

      SECTION 7.2 FURTHER ASSURANCES AND CORRECTIVE INSTRUMENTS. Subject to the provisions of the Indenture, the Issuer and the Company agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements and amendments hereto and such further instruments as may reasonably be required for correcting any inadequate or incorrect description of the Project and for carrying out the intention or facilitating the performance of this Lease Agreement.

      SECTION 7.3  RECORDING AND FILING; OTHER INSTRUMENTS.

      (a) The Company covenants that it will, upon the request of the Credit Facility Trustee and at the Company's expense, cause Counsel in the State to take all steps as are reasonably necessary to render an opinion to the Issuer and the Credit Facility Trustee to the effect that all financing statements, continuation statements, notices and other instruments required by applicable law have been recorded or filed or re-recorded or re-filed in such manner and in such places required by law in order to fully preserve and protect the rights of the Trustee and the Credit Facility Trustee in the granting by the Issuer of certain rights of the Issuer, pursuant to the Indenture, under this Lease Agreement.

      (b) The Company, the Issuer and the Trustee shall execute and deliver all instruments and shall furnish all information and evidence deemed necessary or advisable by such Counsel to enable such Counsel to render the opinion referred to in subsection (a) of this Section. The Company, at the request of the Credit Facility Trustee, shall file and re-file and record and re-record or cause to be filed and re-filed and recorded and re-recorded all instruments required to be filed and re-filed and recorded or re-recorded pursuant to the opinion of such Counsel and shall continue or cause to be continued the liens of such instruments for so long as the Bonds shall be outstanding, except as otherwise required by this Lease Agreement.

      SECTION 7.4 ADMINISTRATIVE EXPENSES. The Company shall pay to or for the account of the Issuer within thirty (30) days after notice thereof all reasonable costs and expenses incurred by the Issuer in connection with the financing and administration of the Project, except such as may be paid out of the proceeds of the Bonds, including, without limitation, the costs of administering this Lease Agreement and the fees and expenses of the Trustee, and the Credit Facility Trustee, attorneys, consultants and others.

      SECTION 7.5  INDEMNITY AGAINST CLAIMS.

      (a) The Company will pay and discharge and will indemnify and hold harmless the Issuer and the Trustee from (1) any lien or charge upon amounts payable hereunder by the Company to the Issuer, and (2) any taxes, assessments, impositions and other charges in respect of the Project.

      (b) If any claim of any such lien or charge upon payments, or any such taxes, assessments, impositions or other charges, are sought to be imposed, the Issuer or the Trustee, as the case may be, will give prompt notice to the Company, and the Company shall have the right and duty to assume, and shall assume, the defense thereof, with full power to litigate, compromise or settle the same in its sole discretion.

      SECTION 7.6 INDEMNITY OF ISSUER AND TRUSTEE. If the Issuer or the Trustee, or any director, member, employee, officer, attorney or agent thereof (collectively the "Indemnified Persons") is made a party defendant to any litigation concerning the Project or any part thereof, or concerning the occupancy thereof by the Company, or concerning the issuance of the Bonds, the Company agrees to indemnify, defend and hold Indemnified Persons harmless from and against any and all liability by reason of such litigation, including reasonable attorneys' fees and expenses incurred by the Indemnified Persons, whether or not any such litigation is prosecuted to judgment. If the Issuer commences an action against the Company to enforce any of the terms of any of the documents executed in connection with the Bonds, or for the breach by the Company of any such terms, the Company shall pay to the Issuer reasonable attorneys' fees and expenses in connection with such action, and the right to such attorneys' fees and expenses shall be enforceable whether or not such action is prosecuted to judgment. If the Company breaches any term of any of the documents executed in connection with the Bonds, the Issuer may employ an attorney or attorneys to protect its rights, and in the event of such employment following any such breach by the Company, the Company shall pay the reasonable attorneys' fees and expenses of the Issuer so incurred, whether or not any action is actually commenced against the Company by reason of such breach.

      It is the intention of the parties that the Indemnified Persons shall not incur pecuniary liability by reason of the terms of this Agreement or by reason of the undertakings of the Indemnified Persons required hereunder in connection with the issuance of the Bonds or execution of this Lease Agreement or the Indenture or in connection with the performance of any act by the Indemnified Persons requested by the Company or in any way arising from the transaction with which this Agreement is a part arising in any manner in connection with the Project or financing of the Project; nevertheless, if any of the Indemnified Persons should incur any such pecuniary liability, then in such event the Company shall indemnify and hold the Indemnified Persons harmless against all claims by and on behalf of any person arising out of the same, and all costs incurred in connection with any claim, action or proceeding brought thereon, and upon notice from the Issuer, the Company shall defend the Indemnified Persons in any such action, or proceeding in consultation with counsel for the Issuer. In the event any proceeding shall be initiated against any of the Indemnified Persons, the Company shall furnish a defense to the Indemnified Persons, shall be permitted to control, in the exercise of its reasonable judgment, the defense of any such action or proceeding, and pay all fees of counsel to the Issuer.
Any settlement of litigation that involves the Issuer shall require the consent of the Issuer.

      Notwithstanding anything to the contrary contained herein, the Company shall have no liability to indemnify the Issuer or the Trustee against claims or damages resulting from the Issuer's or the Trustee's own gross negligence or willful misconduct.

      (b) No recourse shall be had for the enforcement of any obligation, promise or agreement of the Issuer contained herein or in the other documents to which the Issuer is a party or for any claim based hereon or otherwise in respect hereof or thereof against any director, member, officer, agent, attorney or employee, as such, in his individual capacity, past, present or future, of the Issuer or of any successor entity, either directly or through the Issuer or any successor entity whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise. No personal liability whatsoever shall attach to, or be incurred by, any director, member, officer, agent, attorney or employee as such, past, present or future, of the Issuer or any successor entity, either directly or through the Issuer or any successor entity, under or by reason of any of the obligations, promises or agreements entered into between the Issuer and the Company, whether herein contained or to be implied herefrom as being supplemental hereto; and all personal liability of that character against every such director, member, officer, agent, attorney and employee is, by the execution of this Lease Agreement and as a condition of, and as part of the consideration for execution of this Lease Agreement, expressly waived and released.

      Notwithstanding any other provision of this Lease Agreement, the Issuer shall not be liable to the Company or the Trustee or any other person for any failure of the Issuer to take action under this Lease Agreement unless the Issuer (a) is requested in writing by an appropriate person to take such action,
(b) is assured of payment of, or reimbursement for, any reasonable expenses in such action, and (c) is afforded, under the existing circumstances, a reasonable period to take such action. In acting under this Lease Agreement, or in refraining from acting under this Lease Agreement, the Issuer may conclusively rely on the advice of its counsel.

      SECTION 7.7 ADDITIONAL INFORMATION. Until payment of the Bonds shall have occurred, the Company shall promptly from time to time deliver to the Trustee such information regarding the operations, business affairs and financial condition of the Company as the Trustee may reasonably request. The Trustee is hereby authorized to deliver a copy of any such financial information delivered hereunder to any regulatory authority having jurisdiction over the Trustee and to any other Person as may be required by law. The Issuer and the Trustee are authorized to provide information concerning the outstanding principal amount and payment history of, and other information pertaining to, the Bonds to any agency or regulatory authority of the State requesting such information.

      SECTION 7.8 DEFAULT CERTIFICATES. The Company shall deliver to the Trustee and the Credit Facility Trustee forthwith, upon obtaining knowledge of any Event of Default hereunder, under the Indenture or the Reimbursement Agreement, or an event which would constitute such an Event of Default but for the requirement that notice be given or time elapse or both, a certificate of the Company specifying the nature and period of existence thereof and what action the Company proposes to take with respect thereto.

      SECTION 7.9 OBSERVE LAWS. The Issuer and the Company shall observe in all material respects all applicable laws, regulations and other valid requirements of any regulatory authority with respect to its operations at the Project.

                                 ARTICLE VIII
                        ASSIGNMENT, LEASING AND SELLING

      SECTION 8.1 ASSIGNMENT OF THIS LEASE AGREEMENT OR LEASE OR SALE OF THE PROJECT BY THE COMPANY. The rights of the Company under this Lease Agreement may be assigned, and the Project may be leased or sold as a whole or in part, without the necessity of obtaining the consent of the Issuer, the Trustee or the Credit Facility Trustee, subject to the following conditions:

      (a) no assignment, transfer, sale or lease shall relieve the Company from primary liability for any of its obligations hereunder, and if any such assignment, transfer, sale or lease occurs, the Company shall continue to remain primarily liable for the payments specified herein and for performance and observance of the other agreements on its part herein provided to be performed and observed by it, subject to the provisions of the last paragraph of Section 5.2;

      (b) the assignee, lessee or purchaser shall assume the obligations of the Company hereunder to the extent of the interest assigned, leased or sold;

      (c) the Company shall, within thirty (30) days after the delivery thereof, furnish or cause to be furnished to the Issuer, to the Trustee and to the Credit Facility Trustee a true and complete copy of each such assignment, instrument of transfer, lease or sale agreement, as the case may be, together with any instrument of assumption; and

      (d) if a Credit Facility is in effect, such assignment, transfer, sale or lease must be permitted under the Reimbursement Agreement or the Credit Facility Issuer must have given its prior written consent to such assignment, transfer, sale or lease.

      SECTION 8.2 RESTRICTIONS ON TRANSFER OF THE ISSUER'S RIGHTS. Except for the assignment made pursuant to the Indenture of certain of its rights under this Lease Agreement, the Issuer will not during the term of this Lease Agreement sell, assign, transfer or convey any of its interests in this Lease Agreement except as hereinafter provided in Section 8.3 hereof.

      SECTION 8.3 ASSIGNMENT BY THE ISSUER. It is understood, agreed and acknowledged that the Issuer, as security for payment of the principal of and interest on the Bonds, will grant to the Trustee pursuant to the Indenture, inter alia, certain of its right, title and interest in and to this Lease Agreement (reserving certain of its rights, as more particularly described in the Indenture).

                                  ARTICLE IX
                        EVENTS OF DEFAULT AND REMEDIES

      SECTION 9.1 EVENTS OF DEFAULT DEFINED. The term "Event of Default" shall mean any one or more of the following events:

      (a) the failure by the Company to pay when due on the first Business Day of each month beginning on February 1, 1998, any payment of principal of or interest on or other amount payable under Section 5.2 of this Lease Agreement;

      (b) the occurrence of an "Event of Default" or "event of default" under any of the other Bond Documents upon the expiration of any applicable notice or cure period;

      (c) any representation or warranty of the Company contained in Section 2.2 hereof, or in any document, instrument or certificate delivered pursuant hereto or to the Indenture or in connection with the issuance and sale of the Bonds shall be false, misleading or incomplete in any material respect on the date as of which made and to the extent curable, has not been cured within thirty (30) days after notice of same from the Issuer, the Trustee or the Credit Facility Trustee;

      (d) failure by the Company to observe and perform any covenant, condition or agreement on the part of the Company under this Lease Agreement, other than as referred to in the preceding paragraphs of this Section 9.1, for a period of thirty (30) days after written notice, specifying such failure and requesting that it be remedied, is given to the Company by the Issuer, the Credit Facility Trustee or the Trustee, unless the Issuer, the Credit Facility Trustee and the Trustee shall agree in writing to an extension of such time prior to its expiration; provided, however, if such default shall be such that it cannot be corrected within the applicable period, it shall not constitute an Event of Default if corrective action is instituted by the Company within the applicable period and diligently pursued until the default is corrected;

      (e) the commencement against the Company of an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or of any action or proceeding for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or for the winding-up or liquidation of its affairs and the continuance of any such case, action, or proceeding unstayed and in effect for a period of ninety (90) consecutive days; or

      (f) the commencement by the Company of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to, or its acquiescence in the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of or the consent by it to any assignment for the benefit of creditors, or the failure of the Company generally to pay its debts as such debts become due, or the taking of any action by the Company in furtherance of any of the foregoing.

      SECTION 9.2  REMEDIES ON DEFAULT.

      (a) If Payment of the Bonds shall not have been made, whenever any Event of Default referred to in Section 9.1 hereof shall have happened and shall not have been waived:

            (1) The Issuer may, by written notice, declare all installments of principal repayable pursuant to this Lease Agreement for the remainder of the term hereof to be immediately due and payable, whereupon the same, together with accrued interest thereon as provided for in this Lease Agreement, shall become immediately due and payable without presentment, demand, protest or any other notice whatsoever, all of which are hereby expressly waived by the Company; provided, however, all such amounts shall automatically be and become immediately due and payable without notice upon the occurrence of any event described in Section 9.1(e) or 9.1(f) hereof, which notice the Company hereby expressly waives.

            (2) The Issuer may take whatever other action at law or in equity may appear necessary or desirable to collect the amounts payable pursuant to this Lease Agreement then due and thereafter to become due, or to enforce the performance and observance of any obligation, agreement or covenant of the Company under this Lease Agreement or under any of the other Bond Documents.

      (b) In the enforcement of the remedies provided in this Section 9.2, the Issuer may treat all reasonable expenses of enforcement including, without limitation, legal, accounting and advertising fees and expenses, as additional amounts payable by the Company then due and owing, and the Company agrees to pay such additional amounts upon demand, the amount of such legal fees to be without regard to any statutory presumption.

      SECTION 9.3 APPLICATION OF AMOUNTS REALIZED IN ENFORCEMENT OF REMEDIES. Any amounts collected pursuant to action taken under Section 9.2 hereof shall be paid to the Credit Facility Trustee and applied as set forth in Article IX of the Indenture.

      SECTION 9.4 NO REMEDY EXCLUSIVE. No remedy herein conferred upon or reserved to the Issuer is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Lease Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon the occurrence of an Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

      SECTION 9.5 AGREEMENT TO PAY ATTORNEYS' FEES AND EXPENSES. In any Event of Default, if the Issuer, the Trustee, the Credit Facility Trustee, the Credit Facility Issuer or any Bondholder employs attorneys or incurs other expenses for the collection of amounts payable hereunder or for the enforcement of the performance or observance of any covenants or agreements on the part of the Company herein contained, the Company agrees that it will on demand therefor pay to the Issuer, the Trustee, the Credit Facility Trustee, the Credit Facility Issuer or such Bondholder the reasonable fees of such attorneys and such other reasonable expenses so incurred by the Issuer, the Trustee, the Credit Facility Trustee, the Credit Facility Issuer or such Bondholder, the amount of such fees of attorneys to be without regard to any statutory presumption.

      SECTION 9.6  CORRELATIVE WAIVERS. If an "Event of Default" under Section
9.1 of the Indenture shall be cured or waived and any remedial action by the Credit Facility Trustee or the Trustee rescinded, any correlative default under this Lease Agreement shall be deemed to have been cured or waived.

                                   ARTICLE X
                             PREPAYMENTS; OPTIONS

      SECTION 10.1 OPTIONAL PREPAYMENTS.

      (a) The Company is hereby granted, and shall have, the option to prepay the unpaid principal of the Bonds in whole or in part in accordance with and as set forth in Section 7.1 of the Indenture with respect to the prepayment of the Bonds; provided, all prepayments shall be made in immediately available funds and with interest accrued to the date of prepayment and that any prepayment of the Bonds in part shall be applied to unpaid installments of principal in inverse order of maturity. Any prepayment pursuant to this subsection (a) shall be made by the Company taking, or causing the Issuer to take, the actions required (1) for Payment of the Bonds, in the case of prepayment of the Bonds in whole, or (2) to effect prepayment of less than all of the Bonds according to their terms in the case of a partial prepayment of the Bonds.

      (b) In the event of damage, destruction or condemnation of the Project or any part thereof, the Company may, at its option, pursuant to Section 6.7 hereof and without penalty or premium, prepay the Bonds in whole or in part; provided that any such prepayment shall be made in immediately available funds with the interest accrued to the date of whole or partial prepayment. Any prepayment pursuant to this subsection (b) shall be made by the Company taking, or causing the Issuer to take, the actions required for the full or partial prepayment of the Bond as provided for in subsection (a) hereof.

      (c) To exercise the option granted in subsection (a) or (b) of this
Section 10.1, the Company shall give written notice to the Issuer and the Trustee which shall specify therein (i) the date of the intended prepayment of the Bonds, which shall not be less than thirty (30) nor more than sixty (60) days from the date the notice is mailed and (ii) the principal amount of the Bonds to be prepaid. When given, such notice shall be irrevocable by the Company unless the Company in such notice states that it is revocable and requests that the notice of the Trustee to the Bondholders pursuant to Section
7.4 of the Indenture be conditioned on the deposit of Available Moneys (as defined in the Indenture) with the Trustee no later than the redemption date of the Bonds.

      SECTION 10.2 MANDATORY PREPAYMENT. During the Variable Rate Period, in the event any Credit Facility is not renewed and an Alternate Credit Facility has not been provided in accordance with Section 6.3 of the Indenture, the Company shall on or before the Interest Payment Date occurring closest to but not after fifteen (15) days prior to the expiration date of the then current Credit Facility, prepay the entire unpaid principal balance of the Bonds in full. The Company shall promptly notify the Issuer, the Credit Facility Trustee and the Trustee of the date selected for such payment.

      SECTION 10.3 OTHER MANDATORY PREPAYMENTS. The amounts required to be applied to the repayment of the Bonds by Section 6.7 hereof shall be applied by the Company to prepay, together with accrued interest, all or a portion of the unpaid principal of the Bonds. Such prepayment shall be made by the Company taking, or causing the Issuer to take, the actions required (a) for Payment of the Bonds, in the case of prepayment of the Bonds in whole, or (b) to effect the prepayment of less than all of the Bonds in inverse order of their maturities.

      SECTION 10.4 CONVEYANCE OF PROJECT. Upon either the exercise of the option of the Company to prepay the outstanding Bonds in accordance with Section 10.1 hereof or the end of the Term of Lease Agreement, the Issuer shall convey all of its right, title and interest in the Project to the Company for the amount of $10.00. The Issuer shall cooperate with the Company to effectuate such conveyance.

                                  ARTICLE XI
                                 MISCELLANEOUS

      SECTION 11.1 REFERENCES TO THE BONDS INEFFECTIVE AFTER BONDS PAID. Upon Payment of the Bonds, all references in this Lease Agreement to the Bonds shall be ineffective and the Issuer and any owner of the Bonds shall not thereafter have any rights hereunder, except rights of the Issuer to indemnification and payment of expenses contained, without limitation, in Sections 7.8, 7.9 and 7.10 hereof.

      SECTION 11.2 NO IMPLIED WAIVER. In the event any agreement contained in this Lease Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. Neither any failure nor any delay on the part of the Trustee to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege.

      SECTION 11.3 ISSUER REPRESENTATIVE. Whenever under the provisions of this Lease Agreement the approval of the Issuer is required or the Issuer is required to take some action at the request of the Company, such approval may be made or such action may be taken by the Issuer Representative or by the Issuer; and the Company, the Trustee and the Bondholders shall be authorized to rely on any such approval or action.

      SECTION 11.4 COMPANY REPRESENTATIVE. Whenever under the provisions of this Lease Agreement the approval of the Company is required or the Company is required to take some action upon the request of the Issuer, such approval shall be made or such action shall be taken by the Company Representative; and the Issuer, the Trustee and the Bondholders shall be authorized to act on any such approval or action.

      SECTION 11.5 NOTICES.

      (a) All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when delivered by hand delivery, sent via overnight courier service or mailed by first class, postage prepaid, registered or certified mail, addressed as follows:

            (1) if to the Issuer, to Development Authority of McDuffie County, c/o Samuel A. Fowler, Jr., Esquire, P.O. Box 1620, 318 Jackson Street, Thomson, Georgia 30824-1150.

            (2) if to the Company, to Advance Stores Company Incorporated, P.O. Box 2710, 5673 Airport Road, Roanoke, Virginia 24012, Attention: Chief Financial Officer.

            (3) if to the Trustee, to First Union National Bank, 901 East Cary Street, 2nd Floor, Richmond, Virginia 23219 (Attention: Corporate Trust Department);

            (4) if to the Credit Facility Trustee, to Branch Banking and Trust Company, 223 West Nash Street, Wilson, North Carolina 27893 (Attention:
      Corporate Trust Department); and

            (5) if to any successor Trustee, successor Credit Facility Trustee or Co-Trustee, addressed to it at its principal corporate trust office (Attention: Corporate Trust Department).

      (b) The Issuer, the Company, the Credit Facility Trustee or the Trustee may, by notice given hereunder, designate from time to time any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

      SECTION 11.6 IF PAYMENT OR PERFORMANCE DATE IS OTHER THAN A BUSINESS DAY. If the specified or last date for the making of any payment, the performance of any act or the exercising of any right, as provided in this Lease Agreement, shall be a day other than a Business Day, such payment may be made or act performed or right exercised on the next succeeding Business Day; provided that interest shall accrue during any such period during which payment shall not occur.

      SECTION 11.7 BINDING EFFECT. This Lease Agreement shall inure to the benefit of and shall be binding upon the Issuer, the Company and their respective successors and assigns, subject to the provisions of Sections 8.1 and
8.3 hereof.

      SECTION 11.8 SEVERABILITY. In the event any provision of this Lease Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof or thereof.

      SECTION 11.9 AMENDMENTS, CHANGES AND MODIFICATIONS. Subsequent to the issuance of the Bonds and prior to Payment of the Bonds, this Lease Agreement and the Indenture may not be effectively amended, changed, modified, altered or terminated except in accordance with the Indenture.

      SECTION 11.10 EXECUTION IN COUNTERPARTS. This Lease Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument, and no one counterpart of which need be executed by all parties.

      SECTION 11.11 APPLICABLE LAW. This Lease Agreement shall be governed by and construed in accordance with the laws of the State.

      SECTION 11.12 NO CHARGE AGAINST MCDUFFIE COUNTY CREDIT. No provision hereof shall be construed to impose a charge against the general credit or taxing power of McDuffie County or any personal or pecuniary liability upon any member, official, employee or agent of the Issuer.

      SECTION 11.13 ISSUER NOT LIABLE. Notwithstanding any other provision of this Lease Agreement (a) the Issuer shall not be liable to the Company, the Trustee, the Credit Facility Trustee, any Bondholder or any other Person for any failure of the Issuer to take action under this Lease Agreement other than such actions as have been agreed to herein and in the Indenture, and (b) neither the Issuer nor any officer or member of the Issuer nor any other official, employee, attorney or agent of the Issuer shall be liable to the Company, the Trustee, the Credit Facility Trustee, any Bondholder or any other Person for any action taken by the Issuer or by any of its officers, attorney, servants, agents or employees or for any failure to take action under this Lease Agreement or the Indenture other than such actions as have been agreed to herein and in the Indenture. In acting under this Lease Agreement, or in refraining from acting under this Lease Agreement, the Issuer may conclusively rely on the advice of its Counsel.

      SECTION 11.14 EXPENSES. The Company agrees to pay all reasonable fees and expenses incurred in connection with the preparation, execution, delivery, modification, waiver, and amendment of this Lease Agreement, the other Bond Documents and related documents, and the fees and expenses of Bond Counsel, Counsel for the Issuer and Counsel for the Trustee. The Company also agrees to pay to the Trustee and the Credit Facility Trustee, as and when the same become due, an aggregate of $3,500 each year for services rendered and its expenses incurred as Trustee and the Credit Facility Trustee, including the reasonable fees of their respective counsel, and such other amounts as the Company herein assumes or agrees to pay, including any costs or expenses necessary to cancel and discharge the Indenture. The Company also agrees to pay all expenses incurred by the Trustee or the Issuer in collection of any indebtedness incurred hereunder in the event of default by the Company, including reasonable attorneys fees, provided that the amount of any legal fees so incurred shall be without regard to any statutory presumption.

      SECTION 11.15 AMOUNTS REMAINING WITH THE TRUSTEE. Any amounts remaining in the Bond Fund, the Project Fund or otherwise in trust with the Trustee under the Indenture or this Lease Agreement shall, after Payment of the Bonds and all Administrative

Expenses in accordance with this Lease Agreement, be disbursed by the Trustee in accordance with the provisions of the Indenture or otherwise as may be required by law.

      SECTION 11.16 REFERENCES TO THE CREDIT FACILITY ISSUER, CREDIT FACILITY AND CREDIT FACILITY TRUSTEE. If the Credit Facility is not in effect at any time, all references herein to the Credit Facility Issuer, the Credit Facility and the Credit Facility Trustee shall be deemed ineffective during such time.

      SECTION 11.17 NET LEASE. This Lease Agreement shall be deemed a "net lease", and the Company shall pay absolutely net during the Term of Lease Agreement the rents specified herein, without abatement, deduction or set-off other than those herein expressly provided.

      SECTION 11.18 TERM OF LEASE AGREEMENT. This Lease agreement shall remain in full force and effect form the date hereof to and including November 1, 2002 or until such time as Payment of the Bonds and all amounts payable to the Bank under the Reimbursement Agreement shall have been fully paid or provision made for such payments, whichever is later; provided, however, that this Lease Agreement may be terminated prior to such date pursuant to Section 10.1 of this Lease Agreement.

      IN WITNESS WHEREOF, the Issuer and the Company have caused this Lease Agreement to be executed in their respective corporate names and their respective corporate seals to be hereunto affixed and attested by their duly authorized officers, all as of the date first above written.


(SEAL)                           DEVELOPMENT AUTHORITY OF
                                 MCDUFFIE COUNTY



Attest:                          By: /s/
                                    ------------------------------
                                    Title: Chairman

By: /s/
   --------------------------
   Title: Secretary

(SEAL)                           ADVANCE STORES COMPANY,
                                 INCORPORATED



Attest:                          By: J. O'Neil Leftwich
                                    -------------------------------------------
                                     J. O'Neil Leftwich
                                     Sr. Vice President/Chief Financial Officer
                                     Assistant Secretary/Assistant Treasurer

By: /s/ Garnett E. Smith
   --------------------------
   Title: President and Chief
          Executive Officer

STATE OF Virginia
        -----------------)
COUNTY OF Roanoke        )
         ----------------)

        I, the undersigned, a Notary Public in and for said county and said state, hereby certify that J. O'Neil Leftwich, whose name as Vice President/Chief Financial Officer of ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the within instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

        GIVEN under my hand and official seal of office, this 29th day of
                                                              ----
December, 1997.

                                    /s/ Casey E. Dugan
                                    ______________________________
                                    Notary Public

[NOTARIAL SEAL]

                       AMENDMENT NO. 1 TO LEASE AGREEMENT


     THIS AMENDMENT NO. 1 TO LEASE AGREEMENT, dated April 1, 1998, is entered into between DEVELOPMENT AUTHORITY OF MCDUFFIE COUNTY (the "Issuer"), and ADVANCE STORES COMPANY, INCORPORATED (the "Company");


                              W I T N E S S E T H:

     WHEREAS, the Issuer has issued its Taxable Industrial Development Revenue Bonds (Advance Stores Company, Incorporated Project), Series 1997, in the aggregate principal amount of $10,000,000 (the "Bonds"); and

     WHEREAS, the Bonds were issued under and pursuant to an Indenture of Trust, dated as of December 1, 1997 (the "Indenture"), by and among the Issuer, First Union National Bank, as trustee (the "Trustee") and Branch Banking and Trust Company, as credit facility trustee (the "Credit Facility Trustee"); and

     WHEREAS, the proceeds derived from the issuance of the Bonds were made available to the Company pursuant to a Lease Agreement, dated as of December 1, 1997 (the "Lease Agreement"), between the Issuer and the Company, for the purpose of financing the acquisition, construction, installation and equipping of an industrial facility (the "Project") located in McDuffie County, Georgia; and

     WHEREAS, the Company has requested that the Issuer amend the Lease Agreement to correct a minor ambiguity relating to the definition of "Project";

     NOW, THEREFORE, in consideration of the premises, mutual covenants hereinafter contained and other good and valuable consideration, the Company and the Issuer do hereby amend the Lease Agreement as follows:

     Section 1.  Definition of "Project" in Section 1.1 of the Lease Agreement
                 -------------------------------------------------------------
Amended.  The definition of the capitalized term "Project" in Section 1.1 of the
-------
Lease Agreement is hereby amended by deleting in its entirety said definition in
Section 1.1 of the Lease Agreement and inserting in lieu of the following:

       "   "Project" shall mean an industrial facility on approximately 49 acres of land located in McDuffie County, Georgia and all related real and personal property thereto, as more fully set forth on Exhibit B hereto."

          Section 2.  Effect of Modification and Amendment of Lease Agreement.
                      -------------------------------------------------------
     The Lease Agreement shall be deemed to be modified and amended in accordance with the provisions of this Amendment No. 1 and the respective rights, duties and obligations of the Company and the Issuer under the Lease Agreement shall remain to be determined, exercised and enforced under the

     Agreement subject in all respects to such modifications and amendments in writing, and all the terms and conditions of this Amendment No. 1 shall be part of the terms and conditions of the Lease Agreement for any and all purposes. All the other terms of the Lease Agreement shall continue in full force and effect subject to the amendments set forth herein.

          Section 3.  Counterparts.  This Amendment No. 1 may be executed in any
                      ------------
     number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the Issuer and the Company have caused this Agreement to be executed in their respective corporate names and their respective corporate seals to be hereunto affixed and attested by their duly authorized officers, all as of the date first above written.


(SEAL)                           DEVELOPMENT AUTHORITY OF MCDUFFIE COUNTY



Attest:                          By: /s/
                                     ----------------------------------
                                 Title:


By: /s/
    --------------------------
Title:


(SEAL)                           ADVANCE STORES COMPANY, INCORPORATED



Attest:                          By: /s/ Garnett E. Smith
                                     ----------------------------------
                                     Name: Garnett E. Smith
                                     Title: President & CEO


By: /s/
    --------------------------
            Secretary

CONSENTED:

FIRST UNION NATIONAL BANK, as trustee


/s/
________________________________
Title:


BRANCH BANKING AND TRUST COMPANY, as credit facility trustee


/s/
________________________________
Title:


FIRST UNION NATIONAL BANK, as provider of the credit facility


/s/
________________________________
Title: